Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), I, Bradley Edson, chief executive officer of NutraCea, do hereby certify with respect to the Annual Report of NutraCea on Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission (the "10-K Report") that:

(1) the 10-K Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of NutraCea.

Dated: March 17, 2008	NUTRACEA

/s/ Bradley Edson
Bradley Edson
Chief Executive Officer